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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                             ---------------------


                                   FORM 8-K



                                CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): February 18, 1999



                            DUPONT PHOTOMASKS, INC.
             (Exact name of registrant as specified in its charter)



                                   DELAWARE
                (State or other jurisdiction of incorporation)


             0-20839                                 74-2238819
     (Commission File Number)             (IRS Employer Identification No.)


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                           131 Old Settlers Boulevard
                            Round Rock, Texas  78664
           (Address of principal executive office, including zip code)


                                (512) 310-6500
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

         Filed as an exhibit hereto is the registrant's press release, dated February 18, 1999, announcing that the registrant intends to raise net proceeds of approximately $98 million (excluding any over-allotments) through a private offering of convertible subordinated notes.

         Also filed as an exhibit hereto is the registrant's press release, dated February 18, 1999, announcing that the registrant has filed a registration statement with the Securities and Exchange Commission for a secondary public offering of 2.0 million shares of its common stock by its principal stockholder, E. I. du Pont de Nemours and Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         99.1 Press release dated February 18, 1999 related to the private offering of convertible subordinated notes.

         99.2 Press release dated February 18, 1999 related to the public offering of 2.0 million shares of common stock.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       DuPont Photomasks, Inc.



                                       By: /s/ John M. Lynn
                                          -----------------------------
                                          John M. Lynn
                                          Executive Vice President,
                                          General Counsel and Secretary



DATE:  February 18, 1999

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                                 EXHIBIT INDEX

                   Number               Description
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
                    99.1     Press release dated February 18, 1999
                    99.2     Press release dated February 18, 1999